Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 18, 2015 (this “Amendment”), among AF SOLUTIONS HOLDINGS LLC, as Holdings, AGROFRESH INC. (the “Borrower”), the Lenders party hereto and BANK OF MONTREAL, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and, unless otherwise specified, all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent and the other parties named therein, are party to that certain Credit Agreement, dated as of July 31, 2015 (as further amended, amended and restated, supplemented or otherwise modified to (but not including) the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower; and

WHEREAS, the Borrower and the Lenders party hereto have agreed to amend the Credit Agreement, but only on the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Credit Agreement Amendment.  Section 6.06(a) of the Credit Agreement is amended by replacing clause (vi)(B) thereof its entirety with the following:

“(B) in addition to the foregoing Restricted Payments, up to an amount not to exceed $12,000,000 in any fiscal year of the Borrower to (1) pay dividends to Boulevard’s public common stockholders, (2) make payments on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, the Borrower or any Restricted Subsidiary or in respect of any Equity Interests in Boulevard held by Boulevard’s common stockholders, and/or (3) on or prior to July 31, 2016, redeem or repurchase outstanding warrants of Boulevard for an aggregate repurchase price not in excess of $10,000,000.”.

Section 2.                                           Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions are satisfied or waived by each applicable party:

(a)                                                         The Administrative Agent shall have received executed signature pages to this Amendment from the Lenders, the Borrower and each other Loan Party;

(b)                                                         The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be;

(c)                                                          At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(d)                                                         The Borrower shall have paid or caused to be paid all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (without duplication) including the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent incurred in connection with this Amendment; and

(e)                                                          The Borrower shall have paid, (i) for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m. (New York City time) on November 12, 2015, consent fees in the amount equal to 0.05% of the sum, without duplication, of such Lender’s outstanding Loans and Commitments.

Section 3.                                           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart hereof.

Section 4.                                           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

Section 5.                                           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.                                           Reaffirmation of the Loan Parties.  Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents

Section 7.                                           Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

Section 8.                                           Entire Agreement.  This Amendment, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document.

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Section 9.                                           Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, to the fullest extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AF SOLUTIONS HOLDINGS LLC, as Holdings

By:	/s/ Margaret M. Loebl
	Name:	Margaret M. Loebl
	Title:	EVP & CFO

AGROFRESH INC., as Borrower

By:	/s/ Margaret M. Loebl
	Name:	Margaret M. Loebl
	Title:	EVP & CFO

[Signature Page to Amendment No. 1 to Credit Agreement]

Acknowledged and Accepted:

BANK OF MONTREAL,

as Administrative Agent

By:	/s/ Thomas Hasenauer
	Name:	Thomas Hasenauer
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Lender’s Signature Pages on File With Agent